Parker Hannifin Corporation Quarterly Earnings Release 3rd Quarter FY 2008 April 22, 2008 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-
material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda 3 rd quarter highlights Key performance measures & outlook Questions & answers Closing comments

Slide 5
Third Quarter and Q3-YTD Highlights
Record Quarterly Sales, Earnings, and Cash Flow
FY 2008 projected to be another record year
International strength offsetting challenging North
American environment
Q3 Sales growth 14.4% - 4.3% organic
Earnings per diluted share up 25.2% in Q3,
17.4% Q3-YTD
Total Parker Orders up 9% in Q3

Slide 6
Financial Highlights
Diluted Earnings per Share
3
rd
Quarter and YTD as of March 31
$3.45
$4.05
$1.49
$1.19
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
Q3 FY08 Q3 FY07 Q3 FY08 YTD Q3 FY07 YTD

Slide 7
Influences on 3
rd
Quarter Earnings
Sales increased 14.4% - 4.3% organic
Segment operating income increased 21%
Fewer shares outstanding
—
5.3 million fewer diluted shares in FY08
Offset by:
Lower No. America and Aerospace margins
Higher Interest expense
Higher Other expense

Slide 8
Financial Highlights
Sales – 3
rd
Quarter  and YTD as of March 31
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 3,183 $ 14.4% 2,781 $ 8,799 $  12.2% 7,844 $
Acquisitions 111 4.0% 247 3.1%
Currency 172 6.1% 382 4.9%
Adjusted Sales 2,900 $ 4.3% 8,170 $  4.2%
3rd Quarter YTD

Slide 9 Influences on Sales Continued Industrial end market strength International – Asia Pacific – Latin America – Europe Distribution Aerospace Acquisitions Emerging markets

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 1,087 $ 3.7% 1,048 $ 3,084 $   2.5% 3,009 $
Acquisitions 6            0.6% 51            1.7%
Currency 8            0.7% 18            0.6%
Adjusted Sales 1,073 $ 2.4% 3,015 $   0.2%
Operating Margin
As reported 148 $    147 $    445 $       434 $
  % of Sales 13.6% 14.0% 14.4% 14.4%
3rd Quarter YTD

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 1,346 $ 32.2% 1,018 $ 3,624 $   28.6% 2,818 $
Acquisitions 92          9.0% 174          6.2%
Currency 151        14.8% 334          11.8%
Adjusted Sales 1,103 $ 8.4% 3,116 $   10.6%
Operating Margin
As reported 217 $    140 $    576 $       390 $
  % of Sales 16.1% 13.8% 15.9% 13.8%
3rd Quarter YTD

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 470 $    7.7% 436 $    1,328 $   7.0% 1,241 $
Acquisitions 14          3.2% 22            1.8%
Currency 3            0.6% 7              0.5%
Adjusted Sales 453 $    3.9% 1,299 $   4.7%
Operating Margin
As reported 68 $       66 $       178 $       203 $
  % of Sales 14.5% 15.2% 13.4% 16.3%
3rd Quarter YTD

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2008
%
Change
FY2007 FY2008
%
Change
FY2007
Sales
As reported 280 $    0.5% 278 $    762 $       (1.8)% 776 $
Acquisitions
Currency 10          3.6% 23            3.0%
Adjusted Sales 270 $    (3.1)% 739 $       (4.8)%
Operating Margin
As reported 18 $       19 $       39 $         57 $
  % of Sales 6.5% 6.9% 5.1% 7.3%
3rd Quarter YTD

Slide 14
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
FY08 FY07
Total Parker 9% +    2% +
Industrial North America 2% +    2% -
Industrial International 11% + 11% +
Aerospace 28% + 2% +
Climate & Industrial Controls 1% -     4% -
Three months ending March

Slide 15 Balance Sheet Summary Cash Working capital Inventory Accounts receivable Pensions – FAS 158

Slide 16 Strong Cash Flow Cash from Operating Activities 3 rd Quarter YTD $537 $864 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 FY08 FY07

Slide 17
Financial Leverage
Debt to Debt Equity
26.1%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08
Goal - Not to exceed 37% over the cycle

Slide 18
FY 2008  Earnings Outlook Assumptions
Segment Sales & Operating Income
FY 2008 Sales change versus FY 2007
Industrial North America
3.7% -- 4.1%
Industrial International
25.0% -- 25.4%
Aerospace
7.3% -- 7.7%
Climate & Industrial Controls
(2.8)% -- (2.4)%
FY 2008 Operating margin percentages
Industrial North America
14.1% -- 14.5%
Industrial International
15.7% -- 16.0%
Aerospace
13.6% -- 14.0%
Climate & Industrial Controls
5.5% -- 5.9%

Slide 19
FY 2008 Earnings Outlook Assumptions
below Operating Margin
Corporate Admin +  2% to +  1% vs. FY 2007
Interest Expense + 26% to + 23% vs. FY 2007
Other Expense (Inc.)  + 29% to + 24% vs. FY 2007
Tax Rate 29%

Slide 20 Earnings Outlook – FY08 Low High Diluted earnings per share 5.40 $ 5.60 $

Slide 21 Questions & Answers...

Appendix Income Statements 3 rd Quarter 3 rd Quarter YTD

Slide 23
Income Statement – 3
rd
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
3,182.5 $   100.0% 2,781.0 $ 100.0%
Cost of sales 2,447.2       76.9% 2,163.8    77.8%
Gross profit 735.3          23.1% 617.2        22.2%
S, G & A 347.0          10.9% 308.6        11.1%
Interest expense 25.5            .8% 22.4          .8%
Other expense (income), net 5.0              .2% (8.7)           (.3)%
Income before taxes 357.8          11.2% 294.9        10.6%
Income taxes 102.4          3.2% 85.6          3.1%
Net income
255.4 $       8.0% 209.3 $    7.5%
FY 2008 FY 2007

Slide 24
Income Statement – 3
rd
Quarter YTD
Dollars in millions
% of Sales % of Sales
Net Sales
8,798.9 $   100.0% 7,843.7 $ 100.0%
Cost of sales 6,763.7       76.9% 6,049.2    77.1%
Gross profit 2,035.2       23.1% 1,794.5    22.9%
S, G & A 990.9          11.3% 893.4        11.4%
Interest expense 74.0            .8% 61.9          .8%
Other (income), net (1.4)             (.0)% (22.2)         (.3)%
Income before taxes 971.7          11.0% 861.4        11.0%
Income taxes 274.8          3.1% 248.5        3.2%
Net income
696.9 $       7.9% 612.9 $    7.8%
FY 2008 FY 2007